1 WSFS Financial Corporation 3Q 2026 Earnings Release Supplement October 2026 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Disclaimers Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders. All segment fee revenue figures in this presentation exclude intercompany allocations. . Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS Financial Corporation’s (“the Company”) predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including, but not limited to, difficult market conditions and unfavorable economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including difficult and unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, trade, monetary and fiscal policies, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2025, Form 10-Q for the quarter ended March 31, 2026, Form 10-Q for the quarter ended June 30, 2026, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes these non-GAAP financial measures are useful measures for management and investors to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. You should not rely on these non-GAAP financial measures as a substitute for, or as superior to, GAAP results. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix.

Financial Highlights

$ in millions (except per share amounts)	Reported 3Q26	Reported QoQ Δ	Reported YoY Δ	Core[1] 3Q26	Core[1] QoQ Δ	Core[1] YoY Δ
EPS	$1.75	+7.4%	+27.7%	$1.75	+5.4%	+25.0%
ROA	1.58%	+6bps	+14bps	1.58%	+3bps	+10bps
Net Income[2]	$89.3	+5.8%	+16.9%	$89.3	+3.6%	+14.0%
PPNR[1]	$126.0	+8.4%	+17.3%	$126.1	+6.4%	+14.8%
ROTCE[1]	20.74%	+96bps	+243bps	20.74%	+56bps	+201bps
NIM[4]	3.88%	+1bp	-3bps	3.88%	+1bp	-3bps
Fee Revenue $	$91.0	+1.1%	+5.2%	$91.0	-1.3%	+3.4%
Fee Revenue %[4]	31.6%	-21bps	-33bps	31.6%	-74bps	-70bps
Efficiency Ratio	56.1%	-268bps	-409bps	56.1%	-223bps	-345bps
ACL Ratio[5]	1.36%	+4bps	-5bps	1.36%	+4bps	-5bps
CET1	13.74%	-2bps	-65bps	13.74%	-2bps	-65bps
TBVPS[1]	$32.67	-4.6%	1.7%	$32.67	-4.6%	1.7%

- Core ROA of 1.58% (up 10bps YoY) and core EPS of $1.75 (up 25% YoY), driven by 14% core net income growth and 15% core PPNR growth YoY[1]
- Loans grew 1% QoQ (5% annualized), primarily due to increases in Home Lending and C&I loans
- Wealth and Trust fees grew 5% QoQ and 30% YoY, continuing to produce consistent double-digit growth YoY
- Returned $240.4mm of capital to shareholders YTD, including $210.8mm from share repurchases (5.6% of outstanding shares)[3]

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures
[2] This constitutes net income attributable to WSFS; excludes net income attributable to noncontrolling interest
[3] Represents shares outstanding as of December 31, 2025
[4] Tax-equivalent
[5] Reflects ACL on loans and leases over the amortized cost of the total portfolio

3

4 41% 18% Est. ~35% 0% 15% 30% 45% 60% 3Q26 Sept'26 Exit Dec'26 Exit Net Interest Margin Trends 1 Average total loan yield excludes purchase accounting accretion (PAA) 2 Deposit betas are interest-bearing only, based on cumulative client deposit costs for the down-cycle (ended September 30, 2026) and the up-cycle (starting September 1, 2026); Dec’26 exit includes a 25bps rate hike in December • Client deposit costs up 4bps QoQ, reflecting elevated cost competition and mix changes • Exit Sept’26: NIM of 3.89% and total deposit cost of 1.37% 1.62% 1.45% 1.33% 1.29% 1.33% 1.66% 1.51% 1.41% 1.36% 1.40% 6.60% 6.36% 6.22% 6.19% 6.22% 2.0% 3.2% 4.4% 5.6% 6.8% 8.0% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 3Q25 4Q25 1Q26 2Q26 3Q26 Lo an Y ie ld (% ) Cl ie nt D ep os it Co st (% ) Client Deposit Cost Total Funding Cost Total Loans Ex PAA Yield 3.91% 3.87% 3.88% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 3Q25 2Q26 3Q26 4.25%Fed Funds %4 4.00% 3 Betas are the average of the last month in a respective quarter unless otherwise stated 4 Fed funds is based on the exit rate and the upper bound of the range; includes assumption of Dec’26 rate hike of 25bps 3.75% Average Deposit Cost and Loan Yield1 Net Interest Margin Deposit Betas2,3 NIM of 3.88%, up 1bp quarter-over-quarter, driven by loan growth and securities reinvestment 4.00%Fed Funds %4 4.25%4.00% Down-cycle Up-cycle

5 ($ in millions) Sep 2026 QoQ $ QoQ % YoY % 3Q 2026 QoQ % YoY % C & I loans2 $5,014 $71 1.4% 9.3% $4,944 1.5% 6.1% Commercial mortgage (CRE) 3,885 1 0.0% 0.8% 3,862 (0.9%) (0.9%) Construction loans 1,005 2 0.2% 0.1% 1,049 5.0% 12.6% Commercial leases 593 9 1.5% (3.9%) 587 0.7% (5.3%) Total commercial loans $10,497 $83 0.8% 4.3% $10,442 0.9% 3.3% Residential mortgage (HFS/HFI) 1,353 82 6.5% 27.4% 1,303 10.0% 27.1% Consumer loans - WSFS 1,113 50 4.7% 12.4% 1,084 0.9% 11.2% Consumer loans - Partnership 700 (52) (6.9%) (22.8%) 726 (6.9%) (22.3%) Total gross loans $13,663 $163 1.2% 4.9% $13,555 1.2% 3.9% Ending Average Loans - QoQ and YoY Loan Portfolio Highlights 5% annualized loan growth led by Home Lending, C&I, and Leases 1 Includes new loans, existing new funding, in-process, HFS, and net line activity. Excludes reclasses, purchase accounting marks/unearned changes, and Commercial leases 2 C&I loans includes owner-occupied real estate 3 WSFS-originated home equity portfolios are included in Consumer loans - WSFS Commercial: • Continued momentum in C&I; C&I line utilization of ~36% • 90-day weighted average pipeline of ~$280mm Consumer: • Home Lending (residential mortgage and home equity3) grew 6% QoQ • Consumer line utilization of 42%, consistent with prior quarter Commercial Fundings and Line Activity ($mm)1 $170 $116 $201 $121 $263 $268 $243 $167 $70 $33 $66 $85 $126 $110 $95 $116 $125 $98 $141 $177 $165 $112 $129 $138 -$25 $48 -$2 -$58 $58 $81 $12 $8 $340 $295 $406 $325 $612 $571 $479 $429 -$100 $0 $100 $200 $300 $400 $500 $600 $700 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 C&I CRE Construction Net Line Activity

6 Deposit Highlights • Average client deposits up slightly QoQ driven by Commercial • Reduction in ending deposits reflects the expected outflow of transactional deposits in WSFS Institutional Services® and Commercial at the end of the prior quarter • Noninterest demand represents 35% of total average client deposits • 10% YoY increase in average core deposits with 20% growth in noninterest demand deposits • 56% of average client deposits are coming from outside of Consumer 7% year-over-year increase in ending and average client deposits Consumer 44% Commercial 24% Small Business 10% Trust 15% Wealth 6% Other 1% Average Client Deposits By Business Line 12% 11% 11% 10% 10% 40% 40% 40% 39% 40% 16% 16% 15% 15% 15% 32% 33% 34% 36% 35% 0% 20% 40% 60% 80% 100% 3Q25 4Q25 1Q26 2Q26 3Q26 Noninterest IB Demand Savings/MM Time Average Total Client Deposit Mix ($ in millions) Sep 2026 QoQ $ QoQ % YoY % 3Q 2026 QoQ % YoY % Noninterest demand $6,058 ($951) (13.6%) 15.7% $6,562 (1.1%) 19.5% Interest demand 3,075 197 6.8% 3.7% 2,856 2.1% 1.1% Savings 1,336 (16) (1.2%) (5.1%) 1,368 (0.2%) (4.5%) Money market 6,015 121 2.1% 8.7% 6,008 2.0% 7.7% Total core deposits $16,484 ($649) (3.8%) 8.8% $16,794 0.6% 9.5% Time deposits 1,900 29 1.5% (8.6%) 1,871 (1.2%) (10.0%) Total client deposits $18,384 ($620) (3.3%) 6.7% $18,665 0.4% 7.2% Ending Average Deposits by Product - QoQ and YoY

7 $21 $18 $15 $25 $22 $22 $42 $52 $54 $88 $92 $91 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 3Q25 2Q26 3Q26 Co re F ee R ev en ue ($ m m ) Banking Cash Connect Wealth and Trust Core Fee Revenue 31.6% Core Fee Revenue ratio1 with continued double-digit year-over-year growth in Wealth and Trust 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures 2 1H 2026 Asset-Backed Alert; activity based on number of deals in the first half of the year and market share based on dollars of issuance during the respective timeframes ® Core fee revenue1 down 1% QoQ and up 3% YoY Wealth and Trust (+30% YoY) Bryn Mawr Trust® 30% BMT of DE 18% WSFS Institutional Services® 52% Corporate Trust up 45% YoY due to higher custody and paying agent fees as we continue to gain market share Ranked third most active U.S. ABS & MBS trustee with 14% market share in 1H26, up from 12% FY252 Global Capital Markets up 48% YoY due to higher assignment fees from increased deal activity Private Wealth Management up 14% YoY due to increased assets under management (AUM) Bryn Mawr Trust of Delaware up 22% YoY due to continued account growth

8 9.97% 9.03% 11.83% 7.82% 3.77% 1.37% 3.64% 1.25% 13.74% 10.40% 15.47% 9.07% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported -$11.79 $32.67 ($20) ($10) $0 $10 $20 $30 $40 3Q22 1Q23 3Q23 1Q24 3Q24 1Q25 3Q25 1Q26 3Q26 TBV2 and AOCI per Share AOCI/share TBV/share Capital All capital ratios remain significantly above “well-capitalized” even when considering Effective AOCI 3Q26 Capital Ratios including Effective AOCI Impact1,2 1 Effective AOCI ($728.4mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of September 30, 2026; reported AOCI of ($597.5mm) 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure 2 • 2% YoY growth in tangible book value (TBV) per share • TBV per share of $32.67 includes a negative impact of $11.79 per share related to Reported AOCI1 • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 9.07% when considering Effective AOCI 2

9 ~92% of YTD net income returned to shareholders; 17% of outstanding shares remain in authorization3 $35.8 $37.2 $29.6 $95.4 $287.5 $210.8 $131.2 $324.7 $240.4 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2024 2025 YTD26 M ill io ns Dividend Repurchases 13.81% 13.92% 13.74% 0% 2% 4% 6% 8% 10% 12% 14% 16% YE24 YE25 3Q26 Capital Return Framework Repurchased 1.5% of outstanding shares in 3Q261 and 5.6% of outstanding shares year-to-date2 1 Represents shares outstanding as of June 30, 2026 2 Represents shares outstanding as of December 31, 2025 CET1 medium-term target of ~12% 3 Represents shares outstanding as of September 30, 2026 Total Capital Returned to ShareholdersCET1 Trend

10 $87 $55 $67 $60 $59 $45 $54 $35 $86 $26 $26 $36 $17 $15 $15 $15 $11 $12 $158 $105 $168 $101 $96 $93 1.22% 0.81% 1.27% 0.76% 0.71% 0.68% 0.00% 0.30% 0.60% 0.90% 1.20% $0 $50 $100 $150 $200 $250 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 M ill io ns Non-accruing Accruing Govt. Guaranteed Ed. % of Gross Loans Asset Quality Metrics $683 $630 $536 $504 $473 $530 5.19% 4.84% 4.02% 3.78% 3.50% 3.88% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 M ill io ns Problem Assets % of Gross Loans $4 $9 $14 -$4 $6 -$1 $1 $1 $1 $1 $1 $1 $5 -$1 $10 $10 $15 -$3 $7 -$1 0.30% 0.30% 0.46% -0.11% 0.21% -0.02% -2.00% -1.50% -1.00% -0.50% 0.00% 0.50% 1.00% -$10 -$3 $4 $11 $18 $25 $32 $39 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 M ill io ns Commercial Consumer Upstart % of Avg. Gross Loans $106 $73 $72 $88 $81 $83 0.51% 0.35% 0.34% 0.40% 0.36% 0.37% 0.0% 0.2% 0.3% 0.5% 0.6% $0 $25 $50 $75 $100 $125 $150 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 M ill io ns Nonperforming Assets % of Total Assets 1 Excludes impacts from accounts receivable 2 Includes fully government guaranteed and 98% government guaranteed student loans 3 Average gross loans net of unearned income, excluding loans held-for-sale 3 2 Problem Assets Nonperforming Assets (NPA) Delinquencies (DLQ) Net Charge-offs (NCO)1 Non-Depository Financial Institutions (NDFI) account for 3.2% of gross loans with no NPAs or charge-offs, and minimal (<1%) delinquencies 3

11 $160 $170 $180 $190 $200 6/30/2026 New Originations Specific Reserve / NCO / Other Payoffs / Paydowns 9/30/2026 ACL Ratio 3Q 2026 ACL ($mm) $185 1 Reflects ACL on loans and leases over the amortized cost of the total portfolio 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures Loan & Leases ACL Overview ACL and Coverage Ratio by Segment 3Q 2026 ACL Commentary 1.36% • ACL coverage ratio1 of 1.36%; 1.44% including estimated remaining credit mark on acquired loan portfolios2 • Coverage ratio up 4bps QoQ driven by a specific reserve on a student housing-related loan (+6bps) • FY GDP forecast of 2.2% in 2026 and 2.5% in 20273 • FY unemployment forecast of 4.2% in 2026 and 20273 1.32% 1.33% 1.42% 1.36% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 3Q22 3Q23 3Q24 3Q25 3Q26 ACL % By Portfolio and Total1 Commercial Consumer and Leasing Total ACL% 3 Source: Oxford Economics as of September 2026 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing $177 $11 $7 ($10) 5

12 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Yield for the last month in the respective quarter of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure • Forecasting P&I cash flows of $1.1bn+ over the next 24 months • Reinvestment will support earnings stability and balance sheet flexibility • Reinvestment yields are expected to be accretive to portfolio yield and NIM, while limiting extension/prepayment risk Investments Investment Portfolio1 $4.62bn % of Total Assets1 21% Portfolio Duration 5.6yrs Portfolio Yield2 2.80% Agency MBS/Notes % >95% Reported AOCI ($597.5mm) Effective AOCI3,4 ($728.4mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.69bn $0.93bn ($475) ($446) ($454) ($466) ($597) ($0) ($150) ($300) ($450) ($600) ($750) 3Q25 4Q25 1Q26 2Q26 3Q26 M ill io ns Reported AOCI Trend 4 Effective AOCI ($728.4mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of September 30, 2026; assumes all securities, including HTM, are sold at market prices Note: As of September 30, 2026, unless otherwise stated

13 Non-GAAP Financial Information Appendix:

14 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, (loss) gain on sale of credit card portfolio, loss on debt extinguishment, and corporate development and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, and (loss) gain on sale of credit card portfolio; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core Net Revenue (tax-equivalent) is a non-GAAP measure that adjusts core net revenue to include the impact of tax-equivalent income; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude loss on debt extinguishment and corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Tangible common equity including effective AOCI is a non-GAAP measure that adjusts tangible common equity to include effective AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, (loss) gain on sale of credit card portfolio, loss on debt extinguishment, and corporate development and restructuring expenses; • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; and • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended September 30, 2026	June 30, 2026	September 30, 2025
Net interest income (GAAP)	$ 196,594	$ 192,500	$ 184,023
Core net interest income (non-GAAP)	$ 196,594	$ 192,500	$ 184,023
Noninterest income (GAAP)	$ 90,978	$ 89,968	$ 86,471
Plus: Unrealized loss on equity investments, net	—	(4,134)	—
Less: Realized gain on sale of equity investment, net	146	159	939
(Plus)/less: (Loss) gain on sale of credit card portfolio	(140)	1,746	—
(Plus)/less: Visa derivative valuation adjustment	—	—	(2,429)
Core fee revenue (non-GAAP)	$ 90,972	$ 92,197	$ 87,961
Core net revenue (non-GAAP)	$ 287,566	$ 284,697	$ 271,984
Core net revenue (non-GAAP) (tax-equivalent)	$ 288,087	$ 285,231	$ 272,482
Noninterest expense (GAAP)	$ 161,559	$ 166,300	$ 163,056
Less: Loss on debt extinguishment	—	—	352
Less: Corporate development expense	62	63	171
Less: Restructuring expense	24	—	398
Core noninterest expense (non-GAAP)	$ 161,473	$ 166,237	$ 162,135
Core efficiency ratio (non-GAAP)	56.1 %	58.3 %	59.5 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	31.6 %	32.3 %	32.3 %

(dollars in thousands, except per share data)	Three Months Ended September 30, 2026	June 30, 2026	September 30, 2025
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 22,111,759	$ 22,653,948	$ 20,840,415
Less: Goodwill and other intangible assets	958,111	962,451	973,677
Total tangible assets (non-GAAP)	$ 21,153,648	$ 21,691,497	$ 19,866,738
Total stockholders' equity of WSFS (GAAP)	$ 2,613,043	$ 2,721,798	$ 2,753,273
Less: Goodwill and other intangible assets	958,111	962,451	973,677
Total tangible common equity (non-GAAP)	$ 1,654,932	$ 1,759,347	$ 1,779,596
Equity to asset ratio (GAAP)	11.82 %	12.01 %	13.21 %
Tangible common equity to tangible assets ratio (non-GAAP)	7.82 %	8.11 %	8.96 %

(dollars in thousands)	Three Months Ended September 30, 2026
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 518,520
Unrealized losses on securities transferred from AFS to HTM	54,610
Unrecognized fair value on HTM securities	155,244
Effective AOCI (non-GAAP)	$ 728,374
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.36 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.08
Coverage ratio including the estimated remaining credit marks (non-GAAP)	1.44 %

15

16 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands, except per share data) September 30, 2026 June 30, 2026 September 30, 2025 GAAP net income attributable to WSFS $ 89,296 $ 84,398 $ 76,449 Plus: Pre-tax adjustments1 80 2,292 2,411 Less: Tax impact of pre-tax adjustments (57) (539) (589) Adjusted net income (non-GAAP) attributable to WSFS $ 89,319 $ 86,151 $ 78,271 Net income (GAAP) $ 89,311 $ 84,329 $ 76,467 Plus: Income tax provision 28,309 26,795 24,405 Plus: Provision for credit losses 8,393 5,044 6,566 PPNR (Non-GAAP) 126,013 116,168 107,438 Plus: Pre-tax adjustments1 80 2,292 2,411 Core PPNR (Non-GAAP) $ 126,093 $ 118,460 $ 109,849 GAAP return on average assets (ROA) 1.58% 1.52% 1.44 % Plus: Pre-tax adjustments1 — 0.04 0.05 Less: Tax impact of pre-tax adjustments — (0.01) (0.01) Core ROA (non-GAAP) 1.58% 1.55% 1.48 % Earnings per share (diluted)(GAAP) $ 1.75 $ 1.63 $ 1.37 Plus: Pre-tax adjustments1 — 0.04 0.04 Less: Tax impact of pre-tax adjustments — (0.01) (0.01) Core earnings per share (non-GAAP) $ 1.75 $ 1.66 $ 1.40 1 Pre-tax adjustments include realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, (loss) gain on sale of credit card portfolio, loss on debt extinguishment, and corporate development and restructuring expense

17 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) September 30, 2026 June 30, 2026 September 30, 2025 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 89,296 $ 84,398 $ 76,449 Plus: Tax effected amortization of intangible assets 2,745 2,766 2,864 Net tangible income (non-GAAP) $ 92,041 $ 87,164 $ 79,313 Average stockholders' equity of WSFS $ 2,721,973 $ 2,732,684 $ 2,694,883 Less: Average goodwill and intangible assets 961,111 964,974 976,270 Net average tangible common equity $ 1,760,862 $ 1,767,710 $ 1,718,613 Return on average equity (GAAP) 13.02% 12.39% 11.25 % Return on average tangible common equity (non-GAAP) 20.74% 19.78% 18.31 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 89,319 $ 86,151 $ 78,271 Plus: Tax effected amortization of intangible assets 2,745 2,766 2,864 Core net tangible income (non-GAAP) $ 92,064 $ 88,917 $ 81,135 Net average tangible common equity $ 1,760,862 $ 1,767,710 $ 1,718,613 Core return on average equity (non-GAAP) 13.02% 12.65% 11.52 % Core return on average tangible common equity (non-GAAP) 20.74% 20.18% 18.73%

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Calculation of tangible common book value per share:									
Total stockholders' equity of WSFS (GAAP)	**$ 2,613,043**	$ 2,721,798	$ 2,724,493	$ 2,738,545	$ 2,753,273	$ 2,682,728	$ 2,671,614	$ 2,589,752	$ 2,678,264
Less: Goodwill and other intangible assets	**958,111**	962,451	966,388	969,903	973,677	977,546	983,882	988,160	992,163
Total tangible common equity (non-GAAP)	**1,654,932**	1,759,347	1,758,105	1,768,642	1,779,596	1,705,182	1,687,732	1,601,592	1,686,101
Shares outstanding (000s)	**50,660**	51,388	52,149	53,410	55,427	56,235	57,693	58,657	59,033
Tangible common book value per share (non-GAAP)	**$ 32.67**	$ 34.24	$ 33.71	$ 33.11	$ 32.11	$ 30.32	$ 29.25	$ 27.30	$ 28.56

(dollars in thousands, except per share data)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Calculation of tangible common book value per share:								
Total stockholders' equity of WSFS (GAAP)	$ 2,489,580	$ 2,473,481	$ 2,477,636	$ 2,242,795	$ 2,314,659	$ 2,306,362	$ 2,205,113	$ 2,103,593
Less: Goodwill and other intangible assets	996,181	1,000,344	1,004,560	1,008,472	1,004,278	1,008,250	1,012,232	1,016,413
Total tangible common equity (non-GAAP)	1,493,399	1,473,137	1,473,076	1,234,323	1,310,381	1,298,112	1,192,881	1,087,180
Shares outstanding (000s)	59,261	60,084	60,538	60,728	61,093	61,387	61,612	61,949
Tangible common book value per share (non-GAAP)	$ 25.20	$ 24.52	$ 24.33	$ 20.33	$ 21.45	$ 21.15	$ 19.36	$ 17.55

18

19 Appendix: Non-GAAP Financial Information As of September 30, (dollars in thousands) 2026 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,275,625 Less: Effective AOCI (non-GAAP) 728,374 Adjusted common equity tier 1 capital (non-GAAP) $ 1,547,251 Risk Weighted Assets (GAAP) $ 16,565,453 Less: Debt securities 1,049,553 Adjusted Risk Weighted Assets (non-GAAP) $ 15,515,900 Common equity Tier 1 capital (GAAP) 13.74 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 9.97 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,275,625 Less: Effective AOCI (non-GAAP) 728,374 Adjusted Tier 1 capital (non-GAAP) $ 1,547,251 Average assets (Corp) (GAAP) $ 21,890,565 Less: Average debt securities 4,754,164 Adjusted average assets (non-GAAP) $ 17,136,401 Tier 1 leverage (GAAP) 10.40 % Adjusted Tier 1 leverage (non-GAAP) 9.03 % As of September 30, (dollars in thousands) 2026 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,563,449 Less: Effective AOCI (non-GAAP) 728,374 Adjusted total risk-based capital (non-GAAP) $ 1,835,075 Risk Weighted Assets (GAAP) $ 16,565,453 Adjusted Risk Weighted Assets (non-GAAP) 15,515,900 Total risk-based capital (GAAP) 15.47 % Adjusted total risk-based capital ratio (non-GAAP) 11.83 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 21,153,648 Less: Investment securities, AFS & HTM 4,616,839 Total adjusted tangible assets (non-GAAP) $ 16,536,809 Total tangible common equity (non-GAAP) $ 1,654,932 Less: Unrecognized fair value on HTM securities 155,244 Total adjusted tangible common equity (non-GAAP) $ 1,499,688 Tangible common equity to tangible assets ratio (non-GAAP) 7.82 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 9.07%